Fees Summary	Sep. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,000,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	442,800.00
Total Offset Amount	0.00
Net Fee	$ 442,800.00
Final Prospectus	false